UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

6200 The Corners Parkway, Suite 150, Norcross, GA 30309

(Address of principal executive offices) (Zip code)

Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092

(Name and address of agent for service)

Registrant’s telephone number, including area code: 678-533-7850

Date of fiscal year end: 4/30

Date of reporting period: 4/30/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Investment Adviser C&O Funds Advisor, Inc. 6200 The Corners Parkway Suite 150 Norcross, Georgia 30092 (800) 467-7903	MARKET OPPORTUNITY FUND	Shareholder Accounts c/o Integrated Fund Services, Inc P.O. BOX 5354 Cincinnati, Ohio 45201-5354 (800)237-7073

Annual Report to Shareholders

Dear Fellow Shareholder:	June 25,2004

I am writing you on behalf of the Independent Directors of the Caldwell & Orkin Market Opportunity Fund (the “Fund”). As your representatives, we are charged with exercising our business judgment to protect the interests of shareholders of the Fund. Since each of the Independent Directors is also a significant shareholder of the Fund, our focus is fully aligned as both shareholder and Director.

It is interesting to note that the Securities & Exchange Commission on June 23, 2004, mandated that boards of mutual funds should have an independent chairman and that 75% of a fund’s directors should be independent. Since early 2000, the Board of our Fund has been populated by 80% Independent Directors, and since January 1 of this year, I have been the Independent Chair.

Although recent investment results have been challenging, we are confident in the investment abilities of Portfolio Manager Michael B. Orkin and his team at C&O Funds Advisor, Inc. Michael and his associates have significant personal investments in the Fund, and they are clearly seeking the best possible returns for the Fund’s shareholders while limiting downside risk.

The Independent Directors of the Fund are pleased to serve our fellow shareholders through our efforts on the Board. If you have questions about the Fund, we would urge you to contact the Fund directly for information regarding your investment. In the event you might wish to communicate with me or any of the other Independent Directors, please feel free to use the following e-mail address: COAGXDirectors@earthlink.net. Finally, I direct you to Michael’s Annual Report to Shareholders, which follows my letter below.

With gratitude for your confidence in the Fund, I remain,

Respectfully yours,

Frederick T. Blumer
Chairman

Dear Fellow Shareholder:

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) declined -0.52% in the 6-month period ended April 30, 2004. For the 12-month period ended April 30, 2004, the Fund fell -3.55%. And, since commencement of active management on August 24, 1992 through April 30, 2004, the Fund generated an 11.90% average annual return while maintaining a low market risk profile and with little reliance upon the movement of the stock market (see pages 4, 5 and 6). Of course, past performance is no guarantee of future results.

Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements correlated very little (2.48%) with the price movements of the S&P 500 with Income index (S&P 500). The Fund’s beta (a measure of volatility) is -0.08. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.OO. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index — in essence, the Fund has been generating its performance under its own power. (Statistical computations by Ned Davis Research, Inc.)

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities in the future at a lower price), bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall. importantly, one of the risks of a long/short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions generally decline in value as the market rises. A disciplined investment process, which emphasizes both fundamental research and technical analysis, is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons). An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

Six Months in Review

This review period begins towards the end of 2003, a year that proved to be the most difficult in the Fund’s history. Backing up a bit, in 2001 the Federal Reserve reversed monetary course and lowered the Fed funds rate, initiating a three-year long stimulus campaign aimed at rejuvenating a faltering economy. Lawmakers in Washington sided with the Fed, passing tax cuts and other fiscal stimulus initiatives. Despite being generally correct in maintaining low exposure to long stocks in 2001 and 2002, we were wrong in 2003. The combined monetary and fiscal stimulus finally took hold in 2003, galvanizing the markets to higher levels. We had (incorrectly) underestimated the power of the stimulus, principally due to the high levels of debt outstanding and overcapacity, remnants of the late 1990’s bubble. The period proved uniquely frustrating. For instance, despite deteriorating fundamentals in many of our shorts, the stock prices still climbed thanks to the massive stimulus. A rising tide floated all boats — even those that we believed to be full of holes. Ironically, both the monetary and fiscal stimulus efforts came with a hefty price — more debt heaped on American consumers and taxpayers.

Against that backdrop, the Market Opportunity Fund opened the review period on November 1, 2003 positioned 20.5% long, 22.7% short, 4.0% in corporate bonds and 52.8% in cash and cash equivalents (-2.2% net short). About half of the cash was invested in short-term U.S. Treasury Bills, which provided an added measure of safety and a higher yield when compared to traditional money market investments. Our largest industry exposure on the long side of the portfolio was to gold producers, and on the short side it was to the broader market through exchange-traded funds (ETFs). We also had selected exposure on both the long and the short side to the technology, telecommunications and banking sectors, among others.

Over the past six months we’ve maintained a fairly neutral positioning (see the Equity Investment Position chart on page 6), moving slightly more net long or net short on just a few occasions. Thematically, we have transitioned the portfolio’s tech and telecom holdings from a net long to a net short exposure as we focus on more company-specific issues. On the long side, we reduced gold exposure and in December raised the Fund’s allocation to the energy services area, particularly to companies that service the oil & gas drillers with rigs and equipment. With oil and gas reserve growth dwindling, and the difficulties inherent in importing natural gas into the U.S., demand for rigs and related equipment appears ready to grow. Our rationale has historical perspective: those selling blue jeans to prospectors often fared better than those panning for gold.

Outlook

Inflation is picking up. A synchronized global economic growth spurt has put upward pressure on commodity prices worldwide. The consumer price index, a key measure of prices paid by Americans for a fixed basket of goods and services, jumped 3.2% in Q1 2004 (the biggest increase in three years) after rising 1.3% in Q4 2003. And the price deflator, another inflation measure watched closely by the Fed, grew at a 2.5% annual rate, up from 1.5% in the fourth quarter, and the highest rate since Q2 2001. The price deflator (or implicit price deflator for personal consumption) measures the change in average prices paid by individuals for goods and services that are contained in the GDP. It represents a variable basket of goods and services, reflective of personal consumption habits influenced by changing prices and preferences.

The Fed has held short-term interest rates at I%, the lowest in more than 40 years, waiting for the job market to strengthen as the economy grows. They currently appear poised to start raising rates to keep inflation in check, although the markets have already begun to do that for them. Thus, the days of easy money may be coming to an end.

With economic growth (the nation’s GDP rose at an annual rate of 3.9% in Q1 2004), economic liquidity has deteriorated. The economy is growing faster than the liquidity environment, and is most likely absorbing liquidity out of financial assets, potentially negatively impacting both the stock and bond markets. A rate increase by the Fed will further negatively impact liquidity.

This year we have seen a sense of rationality creep back into the market — or more accurately, less irrationality. Stocks with deteriorating fundamentals appear to be falling in price, allowing us to stock pick and focus on individual positions. For the moment, we are in a trading range. As of the date of this writing, the Market Opportunity Fund is essentially fully invested (96%), with a market neutral (-0.17% net short) position.

Our longer-term outlook remains unchanged — we’re bearish, the principal reason being the many risks associated with the mountain of debt that consumers and the government have amassed. We believe a future bear market may eventually be triggered by a shock to the financial system, perhaps associated with the bubbled housing market (new homes sales dropped 11.8% in April 2004, the largest percentage decline in about 10 years). There are many potential catalysts: the twin trade and budget deficits, stresses in the government-sponsored enterprise mortgage markets, Fed action, and terrorism, to name but a few. If and when the Fed acts, the weight of the debt bubble may prove quite painful.

On behalf of all of us at Caldwell & Orkin, I thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, Current performance may be higher or lower than the performance data quofed. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATISTICAL RISK PROFILE 8/31/1992 - 4/30/2004

Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63
09/17/01	1.16	-4.92	6.08
03/12/01	0.05	-4.31	4.36
09/03/02	0.79	-4.15	4.94
08/27/98	-0.19	-3.83	3.64
01/04/00	0.27	-3.83	4.10
07/19/02	-0.05	-3.83	3.78
08/04/98	0.10	-3.62	3.72

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.

Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
09/21/01	1.63%	-1 1.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61
07/12/02	1.01	-6.81	7.82
03/16/01	0.05	-6.69	6.74
10/15/99	2.86	-6.61	9.47
01/28/00	0.27	-5.61	5.88
09/04/98	0.33	-5.15	5.48
08/28/98	0.65	-4.98	5.63
09/20/02	1.89	-4.96	6.85

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.

Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.

	C&O MOF	S&P 500
Correlation Coefficient	2.48%	100.0%
Beta	-0.08	1 .oo
Sharpe Ratio	0.92	0.46
Semi-variance	0.13	0.55

Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500
November 27,2002 through March 11,2003	2.19%	-14.28%
August 22,2002 through October 9,2002	3.94%	-19.12%
January 4,2002 through July 23,2002	2.93%	-31.42%

Short selling began May 2, 1994. Past performance is no guarantee of future results.

Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund

Total Return Performance Summary Through April 30, 2004 1

	C&O Market	S&P 500
Fiscal	Opportunity	with Income
Year Ended	Fund	Index[2]
1991	1.25%	0.57%
1992 [3]	11.96%	14.07%
1993 *	15.09%	9.23%
1993 **	21.09%	9.28%
1994	16.48%	5.30%
1995	-2.28%	17.40%
1996	31.80%	30.18%
1997	23.24%	25.11%
1998	25.77%	41.02%
1999	19.43%	21.80%
2000	-0.02%	10.09%
2001	11.43%	-12.97%
2002	1.88%	-12.65%
2003	1.12%	-13.35%
2004	-3.55%	22.94%
Six months ended 4/30/2004	-0.52%	6.39%
Since 8/24/92 [4]	272.25%	293.94%

Average Annual Return

One Year	-3.55%	22.94%
Three Years	-0.21%	-2.37%
Five Years	2.05%	-2.27%
Ten Years	10.19%	11.34%
Since 8/24/92 [4]	11.90%	10.95%

Net Asset Allocation

Common Sotck Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.
[2]	The S&P 500 with income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect and fees or expenses, not do they reflect the use to short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctulate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet in may offer
[3]	Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
[4]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and assest allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.
*	For the full fiscal year ending April 30, 1993.
**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index

Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through April 30,2004

Past performance is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

April 30, 2004

			Market
		Shares	Value
COMMON STOCK (LONG POSITIONS)	39.11%
Apparel — Shoes & Related Manufacturing	1.12%
Nike Inc.-CI B		36,800	$2,647,760
Building — Heavy Construction	0.17%
Chicago Bridge & Iron Co. N.V.-NY		13,800	396,750
Diversified Operations	4.58%
Berkshire Hathaway, Inc.-CI B*		448	1,397,312
General Electric Co.		196,300	5,879,185
Tyco International Ltd		128,900	3,538,305
Elec — Semiconductor Manufacturing	0.87%
ATI Technologies Inc.*		141,600	2,060,280
Finance — Consumer/Commercial Loans	1.36%
CIT Group Inc.		93,400	3,210,158
Finance — Savings & Loan	1.34%
Sovereign Bancorp Inc.		157,900	3,154,842
Financial Services — Misc	1.47%
American Express Co.		37,800	1,850,310
Global Payments Inc.		33,600	1,612,128
Japanese Stocks	0.34%
iShares MSCI Japan Index Fund		79,000	801,060
Leisure — Gaming/Equipment	1.95%
GTECH Holdings Corp.		39,800	2,424,616
International Game Technology		57,600	2,173,824
Leisure — Products
Brunswick Corp.		76,300	3,136,693
Media — Cable/Satellite TV	1.39%
Comcast Corp.-CI A Special*		96,000	2,783,040
Cox Communications, Inc.-CI A*		15,400	503,426
Media — Diversified	2.04%
Time Warner Inc.*		139,500	2,346,390
Washington Post Co.-CI B		2,687	2,472,040

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS - (Continued)

April 30, 2004

			Market
		Shares	Value
Medical — Biomed/Biotech	1.65%
Angiotech Pharmaceuticals, Inc.*		63,900	$1,332,315
Medarex Inc.*		77,500	738,575
Nektar Therapeutics*		90,400	1,830,600
Medical — Ethical Drugs	1.93%
Bristol-Myers Squibb Co.		66,900	1,679,190
Pfizer, Inc.		80,700	2,885,832
Medical — Generic Drugs	1.19%
Par Pharmaceutical Cos., Inc.*		50,200	2,023,060
Watson Pharmaceuticals, Inc.*		22,100	786,981
Medical — Health Maintenance Org	0.69%
UnitedHealth Group, Inc.		26,400	1,623,072
Medical — Products	0.59%
Boston Scientific Corp.*		33,500	1,379,865
Medical — Systems/Equipment	1.27%
Varian Medical Systems Inc.*		34,900	2,995,816
Oil & Gas — Drilling	4.86%
GlobalSantaFe Corp.		102,800	2,710,836
Nabors Industries Ltd*		62,300	2,763,628
Noble Corp.*		59,400	2,207,304
Patterson-UTI Energy Inc.		65,000	2,352,350
Transocean Inc.*		51,000	1,416,270
Oil & Gas — US Exploration & Production	1.13%
Chesapeake Energy Corp.		194,600	2,675,750
Polution Control — Services	0.97%
Republic Services Inc.		79,300	2,285,426
Retail — Clothing / Shoe	1.43%
bebe Stores Inc.*		43,300	1,381,270
Coach Inc.*		46,800	1,993,680
Retail — Department Stores	0.51%
J C Penney Co Inc. (Holding Co.)		35,300	1,195,258
Telecom -Wireless Services	1.16%
American Movil SA de CV ADR		80,700	2,727,660

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

April 30, 2004

			Market
		Shares	Value
Utility — Electic Power	3.77%
Duke Energy Corp.		265,300	$5,587,218
TXU Corp.		96,900	3,308,166

Total Common Stocks (Held Long) (Cost $90,829,136)	39.11%		$92,268,241

Money Market Funds
One Group U.S. Treasury Securities Money Market Funds**	42.33%	99,887,367	$99,887,367

Total Money Market Funds (Cost $99,887,367)	42.33%		$99,887,367

		Principal	Market
		Amount	Value
US Government & Agency Obligations	8.97%
U.S. Treasury Bills 0.55% due 5/20/2004		21,179,000	$21,171,037

Total US Govt & Agency Obligations (Cost $21,169,052)	8.97%		$21,171,037

Total Investment in Securities (Cost $21 1,885,555)	90.41%		$213,326,645
Other Assets Less Liabilities	9.59%		22,622,689

Total Net Assets	100.00%		$235,949.334

*	Non-income producing security
**	Held as collateral for short sales activity

			Market
		Shares	Value
COMMON STOCK (SHORT POSITIONS)	(44.49)%
Auto Manufacturers	(3.49)%
Ford Motor Co.		(257,900)	$(3,961,344)
General Motors Corp.		(89,900)	(4,263,058)
Banks — Money Center	(2.19)%
Bank of America Corp.		(41,000)	(3,300,090)
The Bank of New York Co, Inc.		(63,800)	(1,859,132)
Banks — Super Regional	(2.35)%
BB&T Corp.		(40,500)	(1,396,845)
Fifth Third Bancorp		(33,300)	(1,786,878)
National City Corp.		(68,400)	(2,371,428)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS - (Continued)

April 30, 2004

			Market
		Shares	Value
Building — Residential/Commercial	(1.88)%
Beazer Homes USA, Inc		(18,400)	$(1,811,480)
KB Home		(25,800)	(1,778,394)
Lennar Corp. CI A		(17,800)	(833,930)
Computer — Data Storage	(1.59)%
Komag Inc.*		(74,200)	(943,082)
Network Appliance Inc.*		(117,000)	(2,178,540)
Seagate Technology*		(51,100)	(639,261)
Computer — Networking	(0.56)%
QLogic Corp.*		(49,100)	(1,325,209)
Computer Software — Enterprise	(1.14)%
Mercury Interactive Corp.*		(63,100)	(2,684,905)
Computer Software — Financial	(0.93)%
Fair Isaac Corp.		(65,400)	(2,205,288)
Cosmetics/Personal Care	(1.11)%
Weight Watchers International, Inc.*		(67,100)	(2,616,900)
Elec — Scientific / Measuring	(0.28)%
Teradyne Inc.*		(32,500)	(662,350)
Elec — Semiconductor Equipment	(2.88)%
Cabot Microelectronics Corp.*		(108,300)	(3,198,099)
Credence Systems Corp.*		(219,600)	(2,446,344)
LTX Corp.*		(105,400)	(1,152,022)
Elec — Semiconductor Manufacturing	(6.72)%
Advanced Micro Devices, Inc.*		(254,300)	(3,616,146)
Intel Corp.		(15,600)	(401,388)
Marvell Technology Group Ltd.*		(21,400)	(828,822)
National Semiconductor Corp.*		(11,600)	(473,164)
NVIDIA Corp.*		(134,500)	(2,762,630)
RF Micro Devices Inc.*		(137,000)	(1,008,320)
Sandisk Corp.*		(89,200)	(2,061,412)
Silicon Laboratories, Inc.*		(79,600)	(3,753,140)
Texas Instruments, Inc.		(18,700)	(469,370)
Triquint Semiconductor, Inc.*		(88,000)	(483,120)
Finance — Consumer/Commercial Loans	(0.20)%
Americredit Corp.*		(29,500)	(478,195)
Finance — Investment Management	(1.49)%
Affiliated Managers Group, Inc.*		(36,000)	(1,753,200)
Mellon Financial Corp.		(59,100)	(1,751,724)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS - (Continued)

April 30, 2004

			Market
		Shares	Value
Finance — Mortgage & Related Services	(2.10)%
Doral Financial Corp.		(21,100)	$(691,869)
Fannie Mae		(38,400)	(2,638,848)
Freddie Mac		(27,600)	(1,611,840)
Finance — RElT	(0.52)%
Novastar Financial Inc.		(38,100)	(1,236,726)
Finance — Savings & Loan	(2.55)%
Flagstar Bancorp Inc.		(51,900)	(1,060,317)
New York Community Bancorp, Inc.		(71,800)	(1,800,026)
Washington Mutual Inc.		(79,900)	(3,147,261)
Financial Services — Misc	(1.60)%
H&R Block, Inc.		(52,200)	(2,354,742)
Investors Financial Services Corp.		(36,800)	(1,430,416)
Insurance — Property/Casualty/Title	(0.73)%
Fidelity National Financial, Inc.		(38,500)	(1,409,100)
MGlC Investment Corp.		(4,100)	(301,842)
Leisure — Photo Equipment/Related	(1.31)%
Eastman Kodak Co.		(120,200)	(3,099,958)
Leisure — Products	(0.41)%
Harley Davidson Inc.		(17,200)	(968,704)
Medical — Biomed/Biotech	(0.47)%
Amylin Pharmaceuticals, Inc.*		(17,800)	(398,720)
Neurocrine Biosciences, Inc.*		(10,900)	(715,367)
Medical — Ethical Drugs	(0.65)%
Valeant Pharmaceuticals International		(66,400)	(1,533,840)
Medical — Generic Drugs	(0.74)%
Taro Pharmaceutical Industries, Ltd.*		(40,500)	(1,751,625)
Medical — Hospitals	(1.03)%
Health Management Associates, Inc.-CI A		(104,700)	(2,421,711)
Pollution Control — Services	(0.28)%
Stericycle Inc.*		(13,700)	(655,134)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS - (Continued)

April 30, 2004

			Market
		Shares	Value

Retail — Department Stores	(1.11)%
Sears Roebuck & Co.		(65,600)	$(2,627,280)
Retail — Restaurants	(0.39)%
Darden Restaurants Inc.		(40,700)	(922,262)
Retail — Super/Mini Markets	(1.54)%
Albertsons Inc.		(103,800)	(2,424,768)
Safeway Inc.*		(52,200)	(1,197,990)
Telecom — Services	(0.64)%
AT&T Corp.		(87,600)	(1,502,340)
Telecom — Wireless Equipment	(1.61)%
Garmin Ltd		(54,000)	(1,736,640)
UtStarcom Inc.*		(78,500)	(2,068,475)

Total Securities Sold Short (Proceeds $113,608,443)	(44.49)%		$(104,963,011)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

ASSETS
Investments, at value (cost $211,885,555)	$213,326,645
Cash	8,766,253
Deposits with brokers for securities sold short	100,605,380
Receivables:
Investment securities sold	22,398,149
Interest and dividends	82,123
Capital shares sold	210,663

Total Assets	345,389,213

LIABILITIES
Securities sold short, not yet purchased (proceeds $113,608,443)	104,963,011
Payables
Investment securities purchased	3,212,209
Capital shares redeemed	914,750
Investment advisory fee	159,445
Dividends payable	168,776
Accrued expenses and other	21,688

Total Liabilities	109,439,879

Total Net Assets	$235,949,334

NET ASSETS
Accumulated net realized loss on investments	$(25,286,438)
Net unrealized appreciation of investments	10,086,522
Paid-in capital applicable to 13,577,363 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	251,149,250

$235,949,334

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$17.38

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended April 30,2004

INVESTMENT INCOME
Interest	$2,286,220
Dividends (net of foreign taxes of $389)	345,370

Total investment income	2.631,590

EXPENSES
Investment advisory fees	2,222,086
Dividend expense on securities sold short	1,284,684
Accounting fees	73,481
Professional fees	71,248
Directors’ fees and expenses	56,118
Custodian fees	46,061
Blue sky servicing fees	39,712
Insurance expense	37,077
Transfer agent fees	26,721
Shareholder report printing	24,924
Dues and subscriptions	15,401
Other	38,413

Total expenses	3,935,926

Net investment income (loss)	(1304,336)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	26,224,098
Net realized loss on securities sold short	(36,198,218)
Change in unrealized appreciation	565,099

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(9,409,021)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,713,357)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended April 30,2004 and 2003

	Year Ended	Year Ended
	April 30, 2004	April 30, 2003
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(1,304,336)	$(154,926)
Net realized gain (loss) from investments	(9,974,120)	7,266,096
Net change unrealized appreciation (depreciation) on investments	565,099	(5,751,507)

Net increase (decrease) in net assets resulting from operations	(10,713,357)	1,359,663

Distributions to shareholders
Net investment income	—	(560,647)
Net realized gains on investments	—	(11,426,093)

Net distributions to shareholders	—	(11,986,740)

Capital share transactions
Net proceeds from sale of shares	67,097,465	104,223,452
Distributions reinvested in shares		11,370,945
Cost of shares redeemed	(118,327,958)	(56,687,520)

Net increase (decrease) in net assets resulting from capital share transactions	(51,230,493)	58,906,877

INCREASE (DECREASE) IN NET ASSETS	(61,943,850)	48,279,800
Net Assets
Beginning of year	297,893,184	249,613,384

End of year (including undistributed net investment income of $0 and 0, respectively)	$235,949,334	$297,893,184

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Years Ended April 30,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$18.02	$18.61	$20.86	$19.57	$21.12

Income (loss) from investment operations
Net investment income (loss)	(0.10)	(0.01)	0.25	0.89	1.06
Net realized and unrealized gain (loss) on investments	(0.54)	0.24	0.16	1.38	(1.17)

Total from investment operations	(0.64)	0.23	0.41	2.27	(0.11)

Less distributions
From net investment income	0.00	(0.04)	(1.18)	(0.98)	(0.06)
From net realized gain on investments	0.00	(0.78)	(1.48)	0.00	(1.38)

Total distributions	0.00	(0.82)	(2.66)	(0.98)	(1.44)

Net asset value, end of year	$17.38	$18.02	$18.61	$20.86	$19.57

Total Return	-3.55%	1.12%	1.88%	11.43%	-0.02%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$235,949	$297,893	$249,613	$246,566	$215,189
Ratios to average net assets:
Management fees	0.81%	0.80%	0.82%	0.82%	0.78%
Administrative expenses	0.16%	0.12%	0.09%	0.20%	0.14%

Expenses before dividends on securities sold short	0.97%	0.92%	0.91%	1.02%	0.92%
Expenses from dividends sold short	0.47%	0.49%	0.31%	0.34%	0.48%

Total expenses	1.44%	1.41%	1.22%	136%	1.40%

Net investment income (loss)	-0.48%	-0.06%	1.18%	4.52%	3.53%
Portfolio turnover	611%	915%	451%	580%	392%

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2004

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

Securities Transactions And Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30,2004, The Caldwell & Orkin Market Opportunity Fund increased accumulated net realized loss on investments by $873,782 and decreased paid in capital by $2,178,118.

CALDWELL & ORKlN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2004

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	AGREEMENTS WITH THE ADVISER AND DISTRIBUTOR

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $1 00 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than$500 million
.50%	In excess of $500 million

For the year ended April 30, 2004 the Fund incurred $2,222,086 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2004.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2004

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Investment Purchases and Sales

For the year ended April 30, 2004, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $530,111,081 and $573,199,047 respectively.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2004, the Fund had 44% of its total net assets in short positions.

For the year ended April 30, 2004, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $622,542,805 and $606,662,085, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2004

4.	DISTRIBUTIONS TO SHAREHOLDERS

On December 16, 2002, a distribution of $0.821 per share was declared. The distribution was paid on December 17, 2002, to shareholders of record on December 16, 2002. There were no distributions paid during the Fund’s fiscal year ended April 30, 2004.

The tax character of distributions paid during the fiscal years ended April 30, 2004 and 2003 were as follows:

Distributions paid from:
Ordinary income	$—	$9,409,810
Long-term capital gain	—	2,576,930

	$—	$11,986,740

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$114,196,968

Gross tax unrealized appreciation	2,783,341
Gross unrealized depreciation	(3,541,031)

Net tax unrealized depreciation	$(757,690)

Tax unrealized appreciation on securities sold short	8,645,342

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$(757,690)

Capital loss carryforward	$(23,087,658)

Total accumulated earnings/(losses)	$(23,845,348)

At April 30, 2004, The Caldwell & Orkin Market Opportunity Fund had a net capital loss carryforward of $23,087,658, of which $16,186,100 expires in 2011 and $6,901,558 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2004

5.	CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	2004	2003
Shares sold	356,531	5,518,541
Shares issued in connections with reinvestment of distributions	—	613,320
Shares reacquired	(3,313,111)	(3,011,215)

Net increase (decrease) in shares outstanding	(2,956,580)	3,120,646

6.	RELATED PARTY TRANSACTIONS

As of April 30, 2004, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.23% and 1.70%, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of
Directors of The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Caldwell & Orkin Market Opportunity Fund (the “Fund”), a portfolio of The Caldwell & Orkin Funds, Inc., including the schedules of investments and securities sold short, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 8, 2004

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)

Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2004 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (45) Chairman	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., the President of IN ZONE Brands International, Inc., and was formerly the CEO of mylawPartner.com and an international corporate lawyer.	One	None

David L. Eager (61) Director	Since 1992	Mr. Eager is a Partner at Eager & Davis LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	None

Randall P. Martin (59) Director	Since 2000	Mr. Martin is an investment consultant.	One	None

Henry H. Porter, Jr. (69) Director	Since 1990	Mr. Porter is a private investor.	One	SEI Investments Company

INTERESTED DIRECTOR

Michael B. Orkin (44) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly- owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

Robert H. Greenblatt (43) Secretary & Treasurer	Since 2002	Mr. Greenblatt is the President of Caldwell & Orkin, Inc., and was formerly a Principal at Polaris Capital Management, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS	TRANSFER, REDEMPTION &
Frederick T. Blumer, Chairman	DIVIDEND DISBURSING AGENT
Michael B. Orkin, President	Integrated Fund Services, Inc.
David L. Eager	221 East Fourth Street
Randall P. Martin	Suite 300
Henry H. Porter, Jr.	Cincinnati, OH 45202

INVESTMENT ADVISER	INDEPENDENT ACCOUNTANTS
C&O Funds Advisor, Inc.	Tait, Weller & Baker
6200 The Corners Parkway	1818 Market Street
Suite 150	Suite 2400
Norcross, GA 30092	Philadelphia, PA 19103-3638

DISTRIBUTOR	LEGAL COUNSEL
IFS Fund Distributors, Inc.	Kilpatrick Stockton LLP
221 East Fourth Street	1100 Peachtree Street
Suite 300	Suite 2800
Cincinnati, OH 45202	Atlanta, GA 30309-4530

CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Suite 2L
Columbus, OH 43240

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2004. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant.

These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Proxy Voting Policy & Procedures and Code of Ethics

A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, and b) the Code of Ethics applicable to the principal officers of the Fund are, available without change, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Fund Information

The Fund is generally closed to new investors. For information please call (800) 237-7073. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.

Fund Listings

The Fund is listed in The Wall Street Journal, Investor’s Business Daily, The New York Times and many local newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway, Suite 150, Norcross, GA 30092
E-mail: COFUNDS@AOL.COM

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not Applicable.

(e) Not Applicable.

(f) A copy of the registrant’s Code of Ethics is filed as an exhibit hereto pursuant to Item 11(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $19,000 for the fiscal year ended April 30, 2003 and $19,500 for the fiscal year ended April 30, 2004.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2003 and $0 for the fiscal year ended April 30, 2004.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 for the fiscal year ended April 30, 2003 and $3,000 for the fiscal year ended April 30, 2004.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended April 30, 2003 and $0 for the fiscal year ended April 30, 2004.

(e) Audit Committee Pre-Approval Processes: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.

(f) Not applicable

(g) Not applicable

(h) No such services were rendered during the fiscal year ended April 30, 2003 and the fiscal year ended April 30, 2004.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Not applicable to the reporting period covered by this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls And Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.

By:	/s/ Michael B. Orkin Michael B. Orkin, President

Date: July 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin

Michael B. Orkin, President

Date: July 7, 2004

By:	/s/ Robert H. Greenblatt

Robert H. Greenblatt, Treasurer

Date: July 7, 2004